UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2025

Phoenix Plus Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-233778	61-1907931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2-3 & 2-5 BEDFORD BUSINESS PARK, JALAN 3/137B, BATU 5, JALAN KELANG LAMA, KUALA LUMPUR, MALAYSIA	58200
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+603) 7971 8168

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2025, Phoenix Plus Corp. (the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with Rhino Merger Acquisition Sub, Inc., a newly formed wholly-owned subsidiary of the Company (“Merger Sub”), Rhino Digital Inc. (“Rhino”), and solely with respect to Section 9.1(d) of the Merger Agreement, the Selling Shareholders named therein.

Pursuant to the Merger Agreement, effective upon the closing thereof, (i) Merger Sub will merge with and into Rhino, with Rhino surviving as the wholly-owned subsidiary of the Company, (ii) each share of common stock of Rhino will convert into the right to receive two shares of common stock of the Company, (iii) the outstanding shares of Series A Preferred Stock of Rhino will convert into an aggregate of 200,000 shares of newly created Series A Preferred Stock of the Company with substantially identical terms as the Rhino Series A Preferred Stock, (iv) convertible notes of Rhino will convert into shares of common stock of the Company at a conversion price of $0.18 or $0.25, as applicable, (v) options to purchase shares of common stock of Rhino will convert into options to purchase shares of common stock of the Company with the same aggregate exercise price, (vi) the sole officer and director of the Company will resign and the sole officer and director of Rhino will be appointed as the sole officer and director of the Company, and (vii) Rhino will purchase from the Selling Shareholders an aggregate of 6,232,742 shares of common stock of the Company for an aggregate purchase price of $440,000 and will return such shares to the Company for cancellation.

The closing of the Merger Agreement is subject to customary closing conditions.

In connection with the foregoing, the Company relied upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing description of the Merger Agreement is qualified by reference to the full text of the Merger Agreement which is filed as an exhibit to this report.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Merger Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHOENIX PLUS CORP.

Date: August 7, 2025	By:	/s/ Lee Chong Chow
	Name:	Lee Chong Chow
	Title:	Chief Executive Officer